EXHIBIT 10.4

THIRD AMENDMENT
TO
CREDIT AGREEMENT

THIS THIRD AMENDMENT TO CREDIT AGREEMENT (this "Amendment") is made and entered into as of April 1, 2005 among BREAKER TECHNOLOGY, LTD., an Ontario corporation ("Borrower"); the Guarantors signatory hereto; and GENERAL ELECTRIC CAPITAL CANADA INC., a Canada corporation ("Lender").

WHEREAS, Borrower and Lender are parties to that certain Credit Agreement dated as of May 14, 2003 (as amended from time to time, the "Credit Agreement"); and

WHEREAS, Borrower and Lender desire to amend the Credit Agreement to allow and provide for the foregoing and certain matters, all as hereinafter set forth.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

ARTICLE I
Definitions

Section 1.01 - Definitions. Capitalized terms used in this Amendment, to the extent not otherwise defined herein, shall have the same meaning as in the Credit Agreement, as amended hereby.

ARTICLE II
Amendments

Section 2.01 - Amendment to Annex A. Effective as of the date hereof, Annex A to the Credit Agreement is hereby amended to amend and restate the definition of "Applicable Revolver Margin" in its entirety to read as follows:

"'Applicable Revolver Margin' shall mean the rate per annum reflected in the grid below, payable in addition to the LIBOR Rate applicable to the Revolving Loans. The Applicable Revolver Margin will be at Level II as reflected in the grid below as of the Third Amendment Date. The Applicable Revolver Margin will be adjusted (up or down) prospectively on a quarterly basis as determined by Astec's and its Subsidiaries' combined financial performance. Adjustments in the Revolver Applicable Margin will be determined by reference to the following grids:

If Total Funded Debt Ratio is:	Level of Applicable Margins:
less than 1.0	Level I
equal to or greater than 1.0, but less than 1.5	Level II
equal to or greater than 1.5, but less than 2.0	Level III
equal to or greater than 2.	Level IV

Applicable Margins

	Level I	Level II	Level III	Level IV
Applicable Revolver Margin	2.00%	2.25%	2.50%	2.75%

All adjustments in the Applicable Margins will be implemented quarterly on a prospective basis, for each calendar month commencing at least five (5) days after the date of delivery to General Electric Capital Corporation of the quarterly unaudited or annual audited (as applicable) Financial Statements of Astec and its Subsidiaries pursuant to the US Facility Agreement evidencing the need for an adjustment. Concurrently with the delivery of those Financial Statements, Borrower shall deliver to Lender a certificate, signed by its chief financial officer, setting forth in reasonable detail the basis for the continuance of, or any change in, the Applicable Revolver Margin. Failure to timely deliver such Financial Statements shall result in an increase in the Applicable Revolver Margin to the highest level set forth in the foregoing grid, until the first day of the first calendar month following the delivery of those Financial Statements demonstrating that such an increase is not required. If a Default or an Event of Default shall have occurred or be continuing at the time any reduction in the Applicable Revolver Margin is to be implemented, that reduction shall be deferred until the first day of the first calendar month following the date on which such Default or Event of Default is waived or cured.

Section 2.02 - Amendment to Annex A. Effective as of the date hereof, Annex A to the Credit Agreement is hereby amended to amend and restate the definition of "Applicable Revolver Margin" in its entirety to read as follows:

"'Applicable L/C Margin' shall mean a rate per annum equal to the Applicable Revolver Margin, payable with respect to outstanding Letter of Credit Obligations."

Section 2.03 - Amendment to Annex A. Effective as of the date hereof, Annex A to the Credit Agreement is hereby amended to delete the definition of "Minimum Borrowing Availability Reserve" in its entirety.

Section 2.04 - Amendment to Annex A. Effective as of the date hereof, Annex A to the Credit Agreement is hereby amended to delete the phrase "the Minimum Borrowing Availability Reserve," from clause (c) of the definition of "Reserves" and replace it with the phrase "[Intentionally Deleted],".

Section 20.05 - Amendment to Annex A. Effective as of the date hereof, Annex A to the Credit Agreement is hereby amended to add the definition of "Third Amendment Date" thereto as follows:

"'Third Amendment Date' shall mean April 1, 2005."

Section 2.06 - Amendment to Annex A. Effective as of the date hereof, Annex A to the Credit Agreement is hereby amended to add the definition of "Total Funded Debt Ratio" thereto as follows:

"'Total Funded Debt Ratio' shall mean the ratio of (x) total Funded Debt (including, without duplication, all letter of credit obligations) of Astec and its Subsidiaries, on a consolidated basis, as of the date of measurement to (y) EBITDA, in each case for the most recently completed consecutive four Fiscal Quarters."

Section 2.07 - Amendment to Annex E. Effective as of the date hereof, Annex E to the Credit Agreement is hereby replaced by Exhibit A attached hereto in its entirety.

Section 2.08 - Amendment to Annex F. Effective as of the date hereof, Annex F to the Credit Agreement is hereby replaced by Exhibit B attached hereto in its entirety.

Section 2.09 - Amendment to Annex G. Effective as of the date hereof, Annex G to the Credit Agreement is hereby replaced by Exhibit C attached hereto in its entirety.

ARTICLE III
Conditions Precedent

Section 3.01 - Conditions. The effectiveness of this Amendment is subject to the satisfaction of the following conditions precedent, unless specifically waived by Lender:

(a) Lender shall have received all of the following documents, each document (unless otherwise indicated) being dated the date hereof, duly authorized, executed and delivered by the parties thereto, and in form and substance satisfactory to Lender:

          this Amendment; and

          such additional documents, instruments and information as Lender or its legal counsel may request.

(b) The representations and warranties contained herein, in the Credit Agreement, as amended hereby, and/or in the other Loan Documents shall be true and correct as of the date hereof as if made on the date hereof;

(c) No event shall have occurred and be continuing or would result from the making of the Loans contemplated hereby which constitutes a Default; and

(d) All corporate proceedings taken in connection with the transactions contemplated by this Amendment and all documents, instruments and other legal matters incident thereto shall be satisfactory to Lender and its legal counsel.

ARTICLE IV
Limited Waiver and Consent

Subject to the terms set forth herein and in reliance upon the representations and warranties of Borrower and each Guarantor set forth herein, Lender hereby consents to and waives any Event of Default that would otherwise exist or arise under the Credit Agreement solely as a result of Borrower's failure to comply with the delivery requirements of Annex E to the Credit Agreement for any period prior to the Third Amendment Date prior to the required delivery date for such period. Except as specifically provided in this Amendment, nothing contained in this Amendment shall be construed as a waiver by Lender of any covenant or provision of the Credit Agreement, the other Loan Documents, this Amendment, or of any other contract or instrument between Borrower or any Guarantor and Lender, and the failure of Lender at any time or times hereafter to require strict performance by Borrower or any Guarantor of any provision thereof shall not waive, affect or diminish any rights of Lender to thereafter demand strict compliance therewith. Lender hereby reserves all rights granted under the Credit Agreement, the other Loan Documents, this Amendment and any other contract or instrument between Borrower or any Guarantor and Lender.

ARTICLE V
Ratifications, Representations and Warranties

Section 5.01 - Ratifications. The terms and provisions set forth in this Amendment shall modify and supersede all inconsistent terms and provisions set forth in the Credit Agreement and except as expressly modified and superseded by this Amendment, the terms and provisions of the Credit Agreement are ratified and confirmed and shall continue in full force and effect.

Section 5.02 - Ratification of Guaranty. Each of the Guarantors signatory hereto hereby ratifies and confirms its guaranty to Lender (the "Guaranty"). Each Guarantor hereby represents and acknowledges that it has no claims, counterclaims, offsets, credits or defenses to the Loan Documents or the performance of its obligations thereunder. Furthermore, each Guarantor agrees that nothing contained in this Amendment shall adversely affect any right or remedy of Lender under the Guarantees. Each Guarantor agrees that all references in such Guarantees to the "Obligations" shall include, without limitation, all of the obligations of Borrower to Lender under the Credit Agreement, as amended hereby. Finally, each Guarantor hereby represents and acknowledges that the execution and delivery of this Amendment and the other Loan Documents executed in connection herewith shall in no way change or modify its obligations as a guarantor, debtor, pledgor, assignor, obligor and/or grantor under the Guarantees and shall not constitute a waiver by Lender of any of its rights against the other Guarantors signatory thereto.

Section 5.03 - Representations and Warranties. Borrower and each of the Guarantors hereby represents and warrants to Lender that (i) the execution, delivery and performance of this Amendment and any and all other Loan Documents executed and/or delivered in connection herewith have been authorized by all requisite corporate action on the part of Borrower and such Guarantors and will not violate the certificate/articles of incorporation of Borrower or any Guarantor or the bylaws or other charter or organizational documents of Borrower or any Guarantor, (ii) the representations and warranties contained in the Credit Agreement, as amended hereby, and any other Loan Document are true and correct on and as of the date hereof as though made on and as of the date hereof except to the extent such representations and warranties relate solely to an earlier date, (iii) except as disclosed to Lender in writing prior to the date hereof, each of Borrower and the Guarantors is in full compliance with all covenants and agreements contained in the Credit Agreement, as amended hereby, and (iv) Borrower has not amended its certificate/articles of incorporation or bylaws since May 14, 2003.

ARTICLE VI
Miscellaneous

Section 6.01 - Survival of Representations and Warranties. All representations and warranties made in the Credit Agreement or any other document or documents relating thereto, including, without limitation, any Loan Document furnished in connection with this Amendment, shall survive the execution and delivery of this Amendment and the other Loan Documents, and no investigation by Lender or any closing shall affect the representations and warranties or the right of Lender to rely upon them.

Section 6.02 - Reference to Credit Agreement; Obligations. Each of the Loan Documents, including the Credit Agreement and any and all other agreements, documents or instruments now or hereafter executed and delivered pursuant to the terms hereof or pursuant to the terms of the Credit Agreement as amended hereby, are hereby amended so that any reference in such Loan Documents to the Credit Agreement shall mean a reference to the Credit Agreement, as amended hereby. Borrower acknowledges and agrees that its obligations under this Amendment and the Credit Agreement, as amended hereby, constitute "Obligations" as defined in the Credit Agreement and as used in the Loan Documents.

Section 6.03 - Expenses. As provided in the Credit Agreement, Borrower agrees to pay on demand all reasonable costs and expenses incurred by Lender in connection with the preparation, negotiation and execution of this Amendment and the other Loan Documents executed pursuant hereto and any and all amendments, modifications, and supplements thereto, including, without limitation, the reasonable and actual costs and fees of Lender's legal counsel, and all reasonable costs and expenses incurred by Lender in connection with the enforcement or preservation of any rights under the Credit Agreement, as amended hereby, or any other Loan Document.

Section 6.04 - Severability. Any provision of this Amendment held by a court of competent jurisdiction to be invalid or unenforceable shall not impair or invalidate the remainder of this Amendment and the effect thereof shall be confined to the provision so held to be invalid or unenforceable. Furthermore, in lieu of each such invalid or unenforceable provision there shall be added automatically as a part of this Amendment a valid and enforceable provision that comes closest to expressing the intention of such invalid unenforceable provision.

Section 6.05 - APPLICABLE LAW. EXCEPT AS OTHERWISE EXPRESSLY PROVIDED IN ANY OF THE LOAN DOCUMENTS, IN ALL RESPECTS, INCLUDING ALL MATTERS OF CONSTRUCTION, VALIDITY AND PERFORMANCE, THIS AMENDMENT AND THE OBLIGATIONS ARISING HEREUNDER SHALL BE GOVERNED BY, AND CONSTRUED, AND ENFORCED IN ACCORDANCE WITH THE LAWS OF THE PROVINCE OF ONTARIO, CANADA, APPLICABLE TO CONTRACTS MADE AND PERFORMED IN THAT PROVINCE, AND THE FEDERAL LAWS OF CANADA APPLICABLE THEREIN.

Section 6.06 - Successors and Assigns. This Amendment is binding upon and shall inure to the benefit of Lender, Borrower, the Guarantors signatory hereto and their respective successors and assigns, except that Borrower may not assign or transfer any of its rights or obligations hereunder without the prior written consent of Lender.

Section 6.07 - Counterparts. This Amendment may be executed in one or more counterparts, each of which when so executed shall be deemed to be an original, but all of which when taken together shall constitute one and the same instrument.

Section 6.08 - Effect of Waiver. No consent or waiver, express or implied, by Lender to or for any breach of or deviation from any covenant or condition of the Credit Agreement shall be deemed a consent or waiver to or of any other breach of the same or any other covenant, condition or duty.

Section 6.09 - Headings. The headings, captions, and arrangements used in this Amendment are for convenience only and shall not affect the interpretation of this Amendment.

Section 6.10 - Release. EACH OF BORROWER AND THE GUARANTORS SIGNATORY HERETO HEREBY ACKNOWLEDGES THAT IT HAS NO DEFENSE, COUNTERCLAIM, OFFSET, CROSS-COMPLAINT, CLAIM OR DEMAND OF ANY KIND OR NATURE WHATSOEVER THAT CAN BE ASSERTED TO REDUCE OR ELIMINATE ALL OR ANY PART OF ITS LIABILITY TO REPAY THE "OBLIGATIONS" OR TO SEEK AFFIRMATIVE RELIEF OR DAMAGES OF ANY KIND OR NATURE FROM LENDER. BORROWER AND THE GUARANTORS SIGNATORY HERETO HEREBY VOLUNTARILY AND KNOWINGLY RELEASE AND FOREVER DISCHARGE LENDER, ITS PREDECESSORS, OFFICERS, DIRECTORS, EMPLOYEES, AGENTS, SUCCESSORS AND ASSIGNS, FROM ALL POSSIBLE CLAIMS, DEMANDS, ACTIONS, CAUSES OF ACTION, DAMAGES, COSTS, EXPENSES, AND LIABILITIES WHATSOEVER, KNOWN OR UNKNOWN, ANTICIPATED OR UNANTICIPATED, SUSPECTED OR UNSUSPECTED, FIXED, CONTINGENT, OR CONDITIONAL, AT LAW OR IN EQUITY, ORIGINATING IN WHOLE OR IN PART ON OR BEFORE THE DATE THIS AMENDMENT IS EXECUTED, WHICH BORROWER OR THE GUARANTORS SIGNATORY HERETO MAY NOW HAVE AGAINST LENDER, ITS PREDECESSORS, OFFICERS, DIRECTORS, EMPLOYEES, AGENTS, SUCCESSORS AND ASSIGNS, IF ANY, AND IRRESPECTIVE OF WHETHER ANY SUCH CLAIMS ARISE OUT OF CONTRACT, TORT, VIOLATION OF LAW OR REGULATIONS, OR OTHERWISE, AND ARISING FROM ANY LOANS, INCLUDING, WITHOUT LIMITATION, ANY CONTRACTING FOR, CHARGING, TAKING, RESERVING, COLLECTING OR RECEIVING INTEREST IN EXCESS OF THE HIGHEST LAWFUL RATE APPLICABLE, THE EXERCISE OF ANY RIGHTS AND REMEDIES UNDER THE CREDIT AGREEMENT OR OTHER LOAN DOCUMENTS, AND NEGOTIATION FOR AND EXECUTION OF THIS AMENDMENT.

Section 6.11 - NO ORAL AGREEMENTS. THIS WRITTEN AGREEMENT REPRESENTS THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN AGREEMENTS BETWEEN THE PARTIES.

IN WITNESS WHEREOF, this Amendment has been executed on the date first written above, to be effective upon satisfaction of the conditions set forth herein.

BORROWER:

BREAKER TECHNOLOGY, LTD.,

an Ontario corporation

By: /s/ F. McKamy Hall

Name: F. McKamy Hall

Title: V.P. & Treasurer

GUARANTORS:

ASTEC INDUSTRIES, INC.,

a Tennessee corporation,

By: /s/ F. McKamy Hall

Name: F. McKamy Hall

Title: V.P. & Treasurer

ASTEC, INC.,

a Tennessee corporation

By: /s/ F. McKamy Hall

Name: F. McKamy Hall

Title: V.P. & Treasurer

HEATEC, INC.,

a Tennessee corporation

By: /s/ F. McKamy Hall

Name: F. McKamy Hall

Title: V.P. & Treasurer

CEI ENTERPRISES, INC.,

a Tennessee corporation

By: /s/ F. McKamy Hall

Name: F. McKamy Hall

Title: V.P. & Treasurer

ASTEC SYSTEMS, INC.,

a Tennessee corporation

By: /s/ F. McKamy Hall

Name: F. McKamy Hall

Title: V.P. & Treasurer

TELSMITH, INC.,

a Delaware corporation

By: /s/ F. McKamy Hall

Name: F. McKamy Hall

Title: V.P. & Treasurer

KOLBERG - PIONEER, INC.,

a Tennessee corporation

By: /s/ F. McKamy Hall

Name: F. McKamy Hall

Title: V.P. & Treasurer

JOHNSON CRUSHERS INTERNATIONAL, INC.,

a Tennessee corporation

By: /s/ F. McKamy Hall

Name: F. McKamy Hall

Title: V.P. & Treasurer

BREAKER TECHNOLOGY, INC.,

a Tennessee corporation

By: /s/ F. McKamy Hall

Name: F. McKamy Hall

Title: V.P. & Treasurer

ASTEC MOBILE SCREENS, INC.,

a Nevada corporation

By: /s/ F. McKamy Hall

Name: F. McKamy Hall

Title: V.P. & Treasurer

CARLSON PAVING PRODUCTS, INC.,

a Washington corporation

By: /s/ F. McKamy Hall

Name: F. McKamy Hall

Title: V.P. & Treasurer

ROADTEC, INC.,

a Tennessee corporation

By: /s/ F. McKamy Hall

Name: F. McKamy Hall

Title: V.P. & Treasurer

TRENCOR, INC.,

a Texas corporation

By: /s/ F. McKamy Hall

Name: F. McKamy Hall

Title: V.P. & Treasurer

AMERICAN AUGERS, INC.,

a Delaware corporation

By: /s/ F. McKamy Hall

Name: F. McKamy Hall

Title: V.P. & Treasurer

ASTEC HOLDINGS, INC.,

a Tennessee corporation

By: /s/ F. McKamy Hall

Name: F. McKamy Hall

Title: V.P. & Treasurer

ASTEC INVESTMENTS, INC.,

a Tennessee corporation

By: /s/ F. McKamy Hall

Name: F. McKamy Hall

Title: V.P. & Treasurer

LENDER:

GENERAL ELECTRIC CAPITAL
CANADA INC.

By: /s/ Stephen B. Smith

Name: Stephen B. Smith

Title: Senior Vice President

EXHIBIT A

ANNEX E (Section 4.1(a))

to

CREDIT AGREEMENT

FINANCIAL STATEMENTS -- REPORTING

Borrower shall deliver or cause to be delivered to Lender the following:

(a) Monthly Financials. Within thirty (30) days after end of each Fiscal Month (other than (i) each Fiscal Month that is also the last Fiscal Month of a Fiscal Quarter (but not a Fiscal Year), which shall be delivered together with the quarterly financial statements delivered for such Fiscal Quarter pursuant to subsection (b) below or (ii) each Fiscal Month that is also the last Fiscal Month of a Fiscal Year, which shall be delivered together with the annual audited financial statements delivered for such Fiscal Year pursuant to subsection (c) below), financial information regarding Borrower and its Subsidiaries, certified by the Chief Financial Officer of Astec, consisting of consolidated (i) unaudited balance sheets as of the close of such Fiscal Month and the related statements of income and cash flow for that portion of the Fiscal Year ending as of the close of such Fiscal Month, setting forth in comparative form the figures for the corresponding period in the prior year prepared in accordance with GAAP (subject to normal year-end adjustments); and (ii) unaudited statements of income and cash flows for such Fiscal Month, setting forth in comparative form the figures for the corresponding period in the prior year prepared in accordance with GAAP (subject to normal year-end adjustments). Such financial information shall be accompanied by the certification of the Chief Financial Officer of Astec that (i) such financial information presents fairly in accordance with GAAP (subject to normal year-end adjustments) the financial position and results of operations of Borrower and its Subsidiaries, on a consolidated basis, in each case, as at the end of such month and for the period then ended and (ii) any other information presented is true, correct and complete in all material respects and that there was no Default or Event of Default in existence as of such time or, if a Default or Event of Default has occurred and is continuing, describing the nature thereof and all efforts undertaken to cure such Default or Event of Default. In addition, Borrower shall deliver to Lender, simultaneously with the delivery of the financial statements required by this paragraph (a), a management discussion and analysis; which includes a comparison to the corresponding period in the prior year

(b) Quarterly Financials. Within sixty (60) days after the end of each Fiscal Quarter (other than each Fiscal Quarter that is also the last Fiscal Quarter of a Fiscal Year, which shall be delivered together with the annual audited financial statements delivered for such Fiscal Year pursuant to subsection (c) below), consolidated and consolidating financial information regarding Astec and its Subsidiaries, certified by the Chief Financial Officer of Astec, including (i) unaudited balance sheets as of the close of such Fiscal Quarter and the related statements of income and cash flow for that portion of the Fiscal Year ending as of the close of such Fiscal Quarter, (ii) unaudited statements of income and cash flows for such Fiscal Quarter, prepared in accordance with GAAP (subject to normal year-end adjustments), and (c) a copy of Astec's Form 10-Q with respect to such Fiscal Quarter filed with the Securities and Exchange Commission. Such financial information shall be accompanied by (A) a statement in reasonable detail (each, a "Compliance Certificate" showing the calculations used in determining compliance with each of the financial covenants set forth on Annex G which is tested on a quarterly basis and (B) the certification of the Chief Financial Officer of Astec that (i) such financial information presents fairly in accordance with GAAP (subject to normal year-end adjustments) the financial position, results of operations and statements of cash flows of Astec and its Subsidiaries, on both a consolidated and consolidating basis, as at the end of such Fiscal Quarter and for the period then ended, (ii) any other information presented is true, correct and complete in all material respects and that there was no Default or Event of Default in existence as of such time or, if a Default or Event of Default has occurred and is continuing, describing the nature thereof and all efforts undertaken to cure such Default or Event of Default. In addition, Borrower shall deliver to Lender, within forty-five (45) days after the end of each Fiscal Quarter, a management discussion and analysis;

(c) Annual Audited Financials. Within one hundred five (105) days after the end of each Fiscal Year, audited Financial Statements for Astec and its Subsidiaries, including, without limitation, Borrower, on a consolidated and (unaudited) consolidating basis, consisting of balance sheets and statements of income and retained earnings and cash flows, setting forth in comparative form in each case the figures for the previous Fiscal Year, which Financial Statements shall be prepared in accordance with GAAP, certified without qualification, by Ernst & Young LLP or such other an independent certified or chartered public accounting firm of national standing or otherwise acceptable to Lender, together with a copy of Astec's Form 10-K with respect to such Fiscal Year filed with the Securities and Exchange Commission. Such Financial Statements shall be accompanied by (i) a statement prepared in reasonable detail showing the calculations used in determining compliance with each of the financial covenants set forth on Annex G, (ii) a report from such accounting firm to the effect that, in connection with their audit examination, nothing has come to their attention to cause them to believe that a Default or Event of Default has occurred (or specifying those Defaults and Events of Default that they became aware of), it being understood that such audit examination extended only to accounting matters and that no special investigation was made with respect to the existence of Defaults or Events of Default, (iii) the annual letters to such accountants in connection with their audit examination detailing contingent liabilities and material litigation matters, and (iv) the certification of the Chief Executive Officer or Chief Financial Officer of Astec and Borrower that all such Financial Statements present fairly in accordance with GAAP the financial position, results of operations and statements of cash flows of Astec and its Subsidiaries, including, without limitation, Borrower, on a consolidated and consolidating basis, as at the end of such Fiscal Year and for the period then ended, and that there was no Default or Event of Default in existence as of such time or, if a Default or Event of Default has occurred and is continuing, describing the nature thereof and all efforts undertaken to cure such Default or Event of Default;

(d) Default Notices. As soon as practicable, and in any event within five (5) Business Days after an executive officer of any Credit Party has actual knowledge of the existence of any Default, Event of Default or other event which has had a Material Adverse Effect, telephonic or telecopied notice thereof specifying the nature of such Default or Event of Default or other event, including the anticipated effect thereof, which notice, if given telephonically, shall be promptly confirmed in writing on the next Business Day;

(e) Notices of Certain Business Actions and Changes of Control. As soon as practicable, and in any event not less than sixty (60) prior the occurrence thereof, notice of (i) any sale, dissolution, discontinuance or material reduction of operations of Borrower, Astec or any of its Subsidiaries, and (ii) any Change of Control; provided, however, that neither this subparagraph (g) nor any notice provided hereunder shall be construed to constitute Lender's consent to any transaction, occurrence or circumstance referred to herein which is not permitted by other provisions of this Agreement.

(f) SEC Filings and Press Releases. Promptly upon their becoming available, copies of: (i) all Financial Statements, reports, notices and proxy statements made publicly available by Astec or any of its Subsidiaries to its shareholders; (ii) all regular and periodic reports and all registration statements and prospectuses, if any, filed by such Person with any securities exchange or with the Securities and Exchange Commission or any governmental or private regulatory authority; and (iii) all press releases and other statements made available by such Person to the public concerning material changes or developments in the business of any such Person;

(g) Equity Notices. As soon as practicable, copies of all material written notices given or received by Astec or any of its Subsidiaries with respect to any Stock of such Person;

(h) Supplemental Schedules. Supplemental disclosures, if any, required by Section 5.6 of the Agreement;

(i) Litigation. Promptly upon learning thereof, notice of any Litigation commenced or threatened against Borrower or any of its Subsidiaries that (i) seeks damages in excess of Cdn. $250,000 or the Equivalent Amount thereof, (ii) seeks injunctive relief, (iii) alleges criminal misconduct by any Credit Party, (iv) alleges the violation of any law regarding, or seeks remedies in connection with, any Environmental Liabilities or (v) involves any product recall;

(j) Insurance Notices. Disclosure of losses or casualties required by Section 5.4 of the Agreement;

(k) Lease Default Notices. Copies of (i) any and all default notices received under or with respect to any leased location or public warehouse where Collateral is located, and (ii) such other notices or documents as Lender may request in its reasonable discretion;

(l) Lease Amendments. Copies of all material amendments to real estate leases; and

(m) Other Documents. Such other financial and other information respecting Astec or any of its Subsidiaries' business or financial condition as Lender shall, from time to time, request.

EXHIBIT B

ANNEX F (Section 4.1(b))

to

CREDIT AGREEMENT

COLLATERAL REPORTS

Borrower shall deliver or cause to be delivered the following:

(a) To Lender, upon its request, and in no event less frequently than on the twentieth (20th) day after the end of each Fiscal Month, each of the following:

(i) a Borrowing Base Certificate with respect to Borrower and the components thereof (including Eligible Accounts and Eligible Inventory by type) of Borrower, in each case, in such detail and accompanied by such supporting detail and documentation as shall be requested by Lender in its reasonable discretion;

(ii) with respect to Borrower, a summary of Inventory by location and type, in each case, in such detail and accompanied by such supporting detail and documentation as shall be requested by Lender in its reasonable discretion; and

(iii) with respect to Borrower, a monthly trial balance showing Accounts (including receivables and payables) outstanding aged from invoice due date as follows: 1 to 30 days, 31 to 60 days, 61 to 90 days and 91 to 120 days and 121 days or more, in such detail and accompanied by such supporting detail and documentation as shall be requested by Lender in its reasonable discretion; and

(iv) with respect to Borrower, a monthly roll forward of Accounts consisting of an opening balance, plus gross sales, plus other gross additions, minus cash collections, minus write offs, and minus other non-cash credits (dilutive and non-dilutive) and an ending balance, in each case in such detail accompanied by such supporting detail and documentation as shall be requested by Lender.

(b) To Lender, at the time of delivery of each of the quarterly Financial Statements delivered pursuant to Annex E, (i) a listing of government contracts of Borrower subject to the Financial Administrations Act (Canada) or any applicable provincial or foreign ordinance of similar purpose and effect; and (ii) a list of any applications for the registration of any Patent, Trademark or Copyright with the United States Patent and Trademark Office, the United States Copyright Office or any similar office or agency which any Credit Party thereof has filed in the prior Fiscal Quarter;

(c) Borrower, at its own expense, shall deliver to Lender (i) upon Lender's request, and in no event less frequently than once annually, appraisals of Inventory (including Inventory comprised of machinery or equipment which is held by or on behalf of Borrower for sale or lease) (such annual appraisal to be delivered at Agent's option); provided, however, such annual appraisal shall not be required if (A) no Default or Event of Default is existing or has occurred and is continuing, and (B) such appraisal would not be required under the US Facility Agreement, (ii) once a year (or more frequently if (A) a Default or Event of Default is existing or has occurred and is continuing, or (B) such audit would be required more frequently than once per loan year under the US Facility Agreement) at Lender's request, an audit of Borrower's Accounts and Inventory, each such audit to be conducted by an audit firm selected by Lender or by internal resources of Lender and the results of which shall be satisfactory to Lender, and (iii) upon Lender's request, an appraisal of its machinery and equipment; provided, however, such appraisal shall not be required if (A) no Default or Event of Default is existing or has occurred and is continuing, and (B) such appraisal would not be required under the US Facility Agreement, and (iv) upon request by Lender, such other appraisals of its assets as Lender may request, including, but not limited to, appraisals of Real Estate (except that if no Default or Event of Default shall have occurred and be continuing, then appraisals of Real Estate will be required no more frequently than once annually; provided, however, such appraisals shall not be required if (A) no Default or Event of Default is existing or has occurred and is continuing, and (B) such appraisal would not be required under the US Facility Agreement, all such appraisals to be conducted by an appraiser, and in form and substance, satisfactory to Lender; and

(d) Such other reports, statements and reconciliations with respect to the Borrowing Base, or the Collateral or Obligations of any or all Credit Parties as Lender shall from time to time request in its reasonable discretion.

EXHIBIT C

ANNEX G (Section 6.10)

to

CREDIT AGREEMENT

FINANCIAL COVENANTS

Borrower shall not breach or fail to comply with the following financial covenant, which shall be calculated in accordance with GAAP consistently applied:

Minimum Consolidated Fixed Charge Coverage Ratio. Astec and its Subsidiaries shall have on a consolidated basis at the end of each Fiscal Quarter, a Fixed Charge Coverage Ratio for the 12-month period then ended of not less than 1.25 to 1.00; provided, however, if at the end of such Fiscal Quarter (a) the sum of (i) the average Borrowing Availability (as defined in the US Facility Agreement) of Astec and its Subsidiaries for such Fiscal Quarter, plus (ii) cash proceeds held by or invested by Astec and its Subsidiaries in accordance with the US Facility Agreement during such Fiscal Quarter is greater than $20,000,000 and (b) the sum of (i) the average Borrowing Availability (as defined in the US Facility Agreement) of Astec and its Subsidiaries for the immediately preceding thirty (30) days, plus (ii) cash proceeds held by or invested by Astec and its Subsidiaries in accordance with the US Facility Agreement during the immediately preceding thirty (30) days is greater than $20,000,000, then the Fixed Charge Coverage Ratio shall not be tested for such Fiscal Quarter.

Unless otherwise specifically provided herein, any accounting term used in the Agreement shall have the meaning customarily given such term in accordance with GAAP (as defined in the US Facility Agreement), and all financial computations hereunder shall be computed in accordance with GAAP (as defined in the US Facility Agreement) consistently applied. That certain items or computations are explicitly modified by the phrase "in accordance with GAAP" shall in no way be construed to limit the foregoing.

If any "Accounting Changes" (as defined below) occur and such changes result in a change in the calculation of the financial covenants, standards or terms used in the Agreement or any other Loan Document, then Borrower, and Lender agree to enter into negotiations in order to amend such provisions of the Agreement so as to equitably reflect such Accounting Changes with the desired result that the criteria for evaluating Borrower's and its Subsidiaries' financial condition shall be the same after such Accounting Changes as if such Accounting Changes had not been made. "Accounting Changes" shall mean (a) changes in accounting principles required by the promulgation of any rule, regulation, pronouncement or opinion by the Financial Accounting Standards Board of the American Institute of Certified Public Accountants (or successor thereto or any agency with similar functions), (b) changes in accounting principles concurred in by any Borrower's certified or chartered public accountants; (c) purchase accounting adjustments under A.P.B. 16 and/or 17 and EITF 88-16, and the application of the accounting principles set forth in FASB 109, including the establishment of reserves pursuant thereto and any subsequent reversal (in whole or in part) of such reserves; and (d) the reversal of any reserves established as a result of purchase accounting adjustments. All such adjustments resulting from expenditures made subsequent to the Closing Date (including capitalization of costs and expenses or payment of pre-Closing Date liabilities) shall be treated as expenses in the period the expenditures are made and deducted as part of the calculation of EBITDA in such period. If Lender and Borrower agree upon the required amendments, then after appropriate amendments have been executed and the underlying Accounting Change with respect thereto has been implemented, any reference to GAAP contained in the Agreement or in any other Loan Document shall, only to the extent of such Accounting Change, refer to GAAP, consistently applied after giving effect to the implementation of such Accounting Change. If Lender and Borrower cannot agree upon the required amendments within thirty (30) days following the date of implementation of any Accounting Change, then all Financial Statements delivered and all calculations of financial covenants and other standards and terms in accordance with the Agreement and the other Loan Documents shall be prepared, delivered and made without regard to the underlying Accounting Change. For purposes of Section 8.1, a breach of a Financial Covenant contained in this Annex G shall be deemed to have occurred as of any date of determination by Lender or as of the last day of any specified measurement period, regardless of when the Financial Statements reflecting such breach are delivered to Lender.